Exhibit 99.1

INSIGHTERA LTD.

(Formerly known as Active Insight Ltd.)

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012

U.S. DOLLARS IN THOUSANDS

Kost Forer Gabbay & Kasierer 3 Aminadav St. Tel-Aviv 6706703, Israel	Tel: +972-3-6232525 Fax: +972-3-5622555 ey.com

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of

INSIGHTERA LTD.

(Formerly known as Active Insight Ltd.)

Report on the Financial Statements

We have audited the accompanying financial statements of Insightera Ltd. (formerly known as Active Insight Ltd.), which comprise the balance sheet as of December 31, 2012, and the related statements of operations, changes in shareholders’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/Kost Forer Gabbay & Kasierer
Tel-Aviv, Israel	KOST FORER GABBAY & KASIERER
February 20, 2014	A Member of Ernst & Young Global

INSIGHTERA LTD.

BALANCE SHEET

U.S. dollars in thousands (except share and per share data)

December 31,
2012
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$485
Trade receivables	40
Other current assets	42

Total current assets	567

LONG TERM ASSETS:
Long term deposits	11
Severance fund deposits	3
Property and equipment, net	19

Total long term assets	33

Total assets	$600

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Trade payables	$31
Employee salary and related liabilities	94
Accrued expenses and other liabilities	15

Total current liabilities	140

LONG TERM LIABILITIES
Severance liability	24

Total liabilities	164

SHAREHOLDERS’ EQUITY:

Ordinary shares, $ 0.002 par value-Authorized: 8,263,210 shares as of December 31, 2012; Issued and outstanding: 2,027,500 as of December 31, 2012	1
Series A convertible Preferred shares, $ 0.002 par value Authorized: 1,736,790 shares as of December 31, 2012; Issued and outstanding: 1,225,430 as of December 31, 2012	4
Additional paid-in capital	1,025
Accumulated deficit	(594)

Total shareholders’ equity	436

Total liabilities and shareholders’ equity	$600

The accompanying notes are an integral part of the financial statements.

February 20, 2014	/s/Frederick A. Ball
Date of approval of the financial statements	Frederick A. Ball Chief Financial Officer

INSIGHTERA LTD.

STATEMENT OF OPERATIONS

U.S. dollars in thousands

Year ended December 31, 2012

Revenues	$166
Cost of revenues	37

Gross profit	129

Operating expenses:
Research and development, net	203
Selling and marketing	362
General and administrative	159

Total operating expenses	724

Operating loss	(595)

Financial expenses, net	5

Loss	$(600)

The accompanying notes are an integral part of the financial statements.

INSIGHTERA LTD.

STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY

U.S. dollars in thousands (except share and per share data)

						Retained
					Additional	earnings	Total
	Preferred shares		Ordinary shares		paid-in	(accumulated	shareholders’
	Number	Amount	Number	Amount	capital	deficit)	equity

Balance as of January 1, 2012	—	$—	2,000,000	$1	$ *)	$6	$7

Issuance of Series A-1 convertible Preferred shares, net of issuance costs	644,030	2	—	—	526	—	528
Issuance of Series A-2 convertible Preferred shares, net of issuance costs	581,400	2	—	—	498	—	500
Issuance of shares from exercise of options	—	—	27,500	*)	*)	––	*)
Share-based compensation expense					1		1
Loss	—	—	—	—	—	(600)	(600)

Balance as of December 31, 2012	1,225,430	$4	2,027,500	$1	$1,025	$(594)	$436

*)            Represents an amount lower than $ 1.

The accompanying notes are an integral part of the financial statements.

INSIGHTERA LTD.

STATEMENT OF CASH FLOWS

U.S. dollars in thousands

Year ended December 31,
2012

Cash flows from operating activities:
Loss	$(600)
Adjustments to reconcile loss to net cash used in operating activities:
Depreciation	4
Share-based compensation expense	1
Changes in assets and liabilities:
Increase in trade receivables	(26)
Increase in other current assets	(32)
Increase in deposits	(11)
Increase in trade payables	24
Increase in employee salary and related liabilities	79
Increase in accrued expenses and other liabilities	11
Increase in severance accrual, net	21

Net cash used in operating activities	(529)

Cash flows from investing activities:
Purchases of property and equipment	(23)

Net cash used in investing activities	(23)

Cash flows from financing activities:
Net proceeds from issuance of convertible preferred shares	1,028
Repayment of loan	(10)

Net cash provided by financing activities	1,018

Increase in cash and cash equivalents	466
Cash and cash equivalents at the beginning of the year	19

Cash and cash equivalents at the end of the year	$485

The accompanying notes are an integral part of the financial statements.

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 1:-       GENERAL

a.                           Insightera Ltd. (formerly known as Active Insight Ltd.) (“the Company”) was incorporated in February 2009, under the laws of Israel, and commenced operations in June 2009. In August 2012, the Company changed its name to Insightera Ltd.

b.                           Insightera, a SaaS (software-as-a-service) company, provides a platform that allows its customers to track and compile data about the users visiting their internet websites with the purpose of displaying the website information in response to the needs of the users.

c.                            On October 17, 2012 Insightera Inc., a Delaware Company was incorporated, as a wholly owned subsidiary of Insightera Ltd, with the primary purpose of serving as a United States sales office for the Company and began operations in January 2013.

d.                           Revenues derived from major customers are as follows:

Year ended December, 31
2012

Customer A	13%
Customer B	10%

NOTE 2:-                     SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). The significant accounting policies followed in the preparation of the financial statements, are as follows:

a.                           Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Company’s management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they are made. As applicable to these consolidated financial statements, the most significant estimates and assumptions relate to revenue recognition and allowance for sales returns, allowance for doubtful accounts, income taxes and valuation allowance, stock-based compensation and contingent liabilities. Actual results could differ from those estimates.

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 2:-                     SIGNIFICANT ACCOUNTING POLICIES (Cont.)

b.                           Financial statements in U.S. dollars:

The functional currency of the Company is the U.S. dollar, as the U.S. dollar is the currency of the primary economic environment in which the Company is operating. The Company’s transactions and balances denominated in U.S. dollars are presented at their original amounts. Non-dollar transactions and balances have been re-measured to U.S. dollars in accordance with ASC Topic 830, “Foreign Currency Matters”. All transaction gains and losses from re-measurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statements of operations and are included in the financial expenses line item. All amounts have been rounded to the nearest thousand, unless otherwise noted.

c.                            Cash equivalents:

Cash equivalents represent short-term highly liquid investments that are readily convertible into cash with original maturities of three months or less, at the date acquired.

d.                           Long term deposits:

The Company’s long term deposits are made up of deposits for leased vehicles for employees. The Company is required to maintain these deposits for the duration of the lease term of 36 months.

e.                            Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Computers and peripheral equipment	33
Office furniture and equipment	7-20

The Company’s long-lived assets are reviewed for impairment in accordance with ASC 360, “Property, Plant and Equipment”, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. As of December 31, 2012, no impairment losses have been identified.

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 2:-                     SIGNIFICANT ACCOUNTING POLICIES (Cont.)

f.                             Fair value of financial instruments:

The Company measures certain financial assets at fair value. Fair value is determined based upon the exit price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants, as determined by either the principal market or the most advantageous market. Inputs used in the valuation techniques to derive fair values are classified based on a three-level hierarchy, as follows:

Level 1 -                                Quoted prices in active markets for identical assets or liabilities.

Level 2 -                             Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which all significant inputs are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 -                             Unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities.

The carrying amounts of cash, other accounts receivable, trade payable and other accounts payable and accrued expenses approximate their fair value due to the short-term maturity of such instruments.

g.                            Concentrations of credit risks:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents.

Cash and cash equivalents are invested in major banks in Israel. Generally, these deposits may be redeemed upon demand and therefore management believes there is minimum risk.

The Company has no significant off-balance-sheet concentration of credit risk such as foreign exchange contracts, option contracts or other foreign hedging arrangements.

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 2:-                     SIGNIFICANT ACCOUNTING POLICIES (Cont.)

h.                           Severance pay:

Through December 31, 2012 the Company’s liability for severance pay is calculated pursuant to Israeli severance pay law based on the most recent salary of the employee multiplied by the number of years of employment, as of the balance sheet date. Employee is entitled to one month’s salary for each year of employment or a portion thereof. The Company’s liability for its employee is partially provided for by monthly deposits with severance pay funds, insurance policies and by accrual. The Company records as expenses the increase in the severance liability, net of earnings from the related investment fund. The value of these policies is recorded as an asset in the Company’s balance sheet.

During 2012, all employees of the Company have elected to be included under section 14 of the Severance Pay Law, 1963 (“section 14”). According to this section, these employees are entitled only to monthly deposits, at a rate of 8.33% of their monthly salary, made in their name with insurance companies. Payments in accordance with section 14 release the Company from any future severance payments (under the above Israeli Severance Pay Law) in respect of those employees. The aforementioned deposits are not recorded as an asset in the Company’s balance sheet. Following the aforementioned election made by employees the severance asset and liability will remain at their current carrying value.

i.                               Revenues:

The Company generates revenues from selling user membership through its SaaS (software-as-a-service) platform and recognizes revenue ratably over the term of the subscription sold ranging from one to twelve months.

Revenues are recognized in accordance with SAB 104, Revenue Recognition (“ASC 605”) when delivery has occurred, persuasive evidence of an arrangement exists, the fee is fixed or determinable, no further obligation exists, and collectability is reasonably assured.

j.                              Cost of revenues:

Cost of revenues includes the costs associated with the Company’s hosting services, collection costs and employee salaries of those that provide after sale support.

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 2:-                     SIGNIFICANT ACCOUNTING POLICIES (Cont.)

k.                           Expenses

Research and development costs, net:

Research and development costs incurred in the process of developing and maintaining the Company’s existing internal software platform and innovation and expansion of the technology, are charged to the statement of operations as incurred. The Company has determined that technological feasibility was reached shortly before the release of the platform or any upgrade to it, and as a result, the development costs incurred after the establishment of technological feasibility and before the launch of the platform were not material.

Selling and marketing expenses:

Selling and marketing expenses include selling expenses, advertising expenses, marketing expenses, conferences and event expenses and are expensed as incurred.

General and administrative expenses:

General and administrative expenses include salaries and expenses related to the overall administration of the company and are expensed as incurred.

Financial expenses:

Financial expenses include bank interest charges, gain or loss on foreign exchange and are expensed as incurred.

l.                               Royalty and non-royalty bearing grants:

Royalty-bearing grants from the Government of Israel for funding approved research and development projects are recognized at the time the Company is entitled to such grants, on the basis of the costs incurred and included as a reduction in research and development costs.

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 2:-                     SIGNIFICANT ACCOUNTING POLICIES (Cont.)

m.                       Share-based compensation:

The Company accounts for share-based compensation in accordance with ASC No. 718, “Compensation-Stock Compensation”. ASC No. 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company’s statements of income.

The Company recognizes compensation expenses for the value of its awards granted based on the straight-line method over the requisite service period of each of the awards, net of estimated forfeitures. ASC No. 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Estimated forfeitures were not material to the Company’s financial statements as of December 31, 2012.

The Company selected the Black-Scholes-Merton option pricing model as the most appropriate fair value method for its options awards. The option-pricing model requires a number of assumptions, of which the most significant are the expected share price volatility and the expected option term. Expected volatility was calculated based upon peer companies that the Company considered to be comparable. The expected option term represents the period of time that options granted are expected to be outstanding, and is determined based on the simplified method in accordance with SAB No. 110. Upon the adoption of ASC 718, the Company elected to use the simplified method to estimate the expected option term. The Company continues to use the simplified method as it has determined that sufficient data is not available to develop an estimate of the expected option term based upon historical participant behavior. The risk-free interest rate is based on the yield from U.S. treasury bonds with an equivalent term. The Company has not paid dividends and has no foreseeable plans to pay dividends.

The fair value for options granted in 2012 is estimated at the date of grant using a Black-Scholes-Merton options pricing model with the following weighted average assumptions:

December 31,
2012

Volatility	85%
Risk-free interest rate	1% - 2%
Dividend yield	0%
Expected life (years)	6.25

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 2:-                     SIGNIFICANT ACCOUNTING POLICIES (Cont.)

n.                           Income taxes:

The Company accounts for income taxes in accordance with Accounting Standards Codification No. 740, “Accounting for Income Taxes” (“ASC 740”), using the liability method whereby deferred tax assets and liability account balances are determined based on the differences between financial reporting and the tax basis for assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The Company`s deferred tax assets as of December 31, 2012 are $ 167 resulting from its net operating loss carry forward. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which net operating losses are utilized. Based on consideration of these factors, the Company recorded a full valuation allowance at December 31, 2012.

The Company implements a two-step approach under ASC 740 to recognize and measure uncertain tax positions. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% (cumulative basis) likely to be realized upon ultimate settlement.

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 3:-                    PROPERTY AND EQUIPMENT

The Company did not own property and equipment as of December 31, 2011.

December 31,
2012
Cost:

Computers and peripheral equipment	$18
Office furniture and equipment	5

23

Accumulated depreciation	4

Depreciated cost	$19

Depreciation expenses amounted to $ 4 for the year ended December 31, 2012.

NOTE 4:-                    COMMITMENTS AND CONTINGENT LIABILITIES

a.                           Lease commitments

On January 15, 2013, the Company entered into a lease agreement, whereby the Company will lease an office building in Petah Tikvah, Israel for twelve months.

On July 15, 2013, the Company entered into a lease agreement, whereby the Company will lease an office building in San Mateo, California for eighteen months.

As of December 31, 2012, future minimum operating lease commitments are as follows:

December 31, 2012

2013	$150
2014	103
2015	37
2016	6

$296

b.                           The Company had rent expenses of approximately $ 22 during 2012, comprising of approximately $ 2 per month starting March 1, 2012.

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 4:-                    COMMITMENTS AND CONTINGENT LIABILITIES (Cont.)

c.                            Royalty commitments:

The Company participates in programs sponsored by the Government of Israel, which support research and development activities. Since inception, the Company had obtained grants from the Office of the Chief Scientist of Israel’s Ministry of Industry, Trade and Labor (“the OCS”) aggregating to $ 147 for certain of the Company’s research and development projects. The Company is obligated to pay royalties to the OCS, amounting up to 3.5% of the sales of the products and other related revenues generated from such projects, up to an amount equal to 100% of the grants received, linked to the U.S. dollars and bearing annual interest at a rate based on the LIBOR. The obligation to pay these royalties is contingent upon actual sales of the product and in the absence of such sales, no payment is required. During 2012, the Company has not sold such products, and accordingly no payment is required.  If the Company wishes to transfer the intellectual property developed in Israel and supported by these grants abroad, it may be subject to penalties due to the Government of Israel. The penalty is calculated based on a formula and can potentially be equal to six times the amount of the original grant.

NOTE 5:-                    EMPLOYEE SALARY AND RELATED LIABILITIES

December 31, 2012

Employee social fund liability	$32
Accrued vacation	30
Employee payroll liability	32

$94

NOTE 6:-                    SHAREHOLDERS’ EQUITY

a.                           Composition of shareholders’ equity:

	December 31, 2012
	Authorized shares	Shares outstanding	Liquidation preference value

Ordinary	8,263,210	2,027,500	—
Preferred:
Series A-1	644,030	644,030	$550,000
Series A-2	581,400	581,400	500,000
Series A-3	511,360	—	—

	10,000,000	3,252,930	$1,050,000

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 6:-                    SHAREHOLDERS’ EQUITY (Cont.)

b.                           Ordinary shares:

Ordinary shares entitles their holders to the rights to vote, attend the general meeting of shareholders, to receive dividends and the right to a share in the surplus assets upon liquidation of the Company.

c.                            Preferred shares:

Preferred shares entitle their holders the same rights as those of Ordinary shares. Additional rights, preference and restrictions of preferred shareholders are as follows:

1.                            Liquidation preference and dividends

In the event of any liquidation, either voluntary or involuntary, and upon the occurrence of certain events that are deemed liquidations by the Company’s Articles of Association including the distribution of dividends, the holders of Series A-1 and Series A-2 are entitled to receive prior and in preference to any distribution of the assets of the Company to the holders of Ordinary shares, an amount equivalent to the original issue price, plus interest at a rate of 8% of the original issue price per annum, compounded annually, which shall accrue from the date of issuance of such shares, less the amount of proceeds already received on such shares. Thereafter, the remaining distributable proceeds, if any, shall be distributed pro-rata among all the Ordinary shareholders and Preferred shareholders, based on their respective holdings of outstanding shares of the Company, on an as-converted basis

Notwithstanding the aforesaid, in the event that a distribution of the distributable proceeds on as as-converted basis, without giving effect to the Preferred A preference, would result in the holders of the Preferred A shares receiving an amount equal to at least three times the original issue price of such share, then the holders of the Preferred A shares shall be entitled to only receive their pro rata share of such distributable proceeds, on an as-converted basis, together with the other shareholders; provided however, that in such event the holders of preferred a shares shall actually receive an amount which is not less than three times the original issue price of such Preferred A shares.

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 6:-                    SHAREHOLDERS’ EQUITY (cont.)

2.                            Right of conversion

Each Preferred A share is convertible, in the manner permitted by law, at the option of the holder of such share, at any time after the date of issuance of such share, into such number of fully paid and non-assessable Ordinary shares as is determined by dividing the original issue price for such share by the conversion price in effect at that time for such share. The initial preferred conversion price with respect to the Preferred shares is the original issue price of $ 0.86 and $ 0.85 for Series A-2 and A-1, respectively. The Company’s Articles of Association provide for anti-dilution protection for the Preferred A shares in the event that the Company issues shares at a price per share lower than such Preferred A share’s original issue price.

3.                            Voting rights

Each of the Preferred A shares shall be voted together with the other shares of the Company, and not as a separate class, in all general meetings. Each Preferred A share shall have one vote for each Ordinary share into which such Preferred A shares could then be converted.

d.                           Issuance of shares:

On February 5, 2012, the Company signed a securities purchase agreement (“the Series A SPA”) whereby it issued to new investors 644,030 Series A-1 Preferred shares with par value of $ 0.002 at a price per share of $ 0.85, in an aggregate amount of $ 550.

On October 11, 2012, the Company entered into a second closing under the Series A SPA, whereby it issued to existing investors 581,400 Series A-2 Preferred shares with par value of $ 0.002 at a price per share of $ 0.86, in an aggregate amount of $ 500.

Total issuance expenses for Series A financing amounted to $ 22.

e.                            Options to employees:

In 2010, the Board of Directors adopted the 2010 Option Plan (the “2010 Plan”). The 2010 Plan provides for the granting of options to employees, directors, consultants and contractors of the Company. Options are generally granted with contractual terms of up to 7 - 10 years and vest quarterly over a period of four years

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 6:-                    SHAREHOLDERS’ EQUITY (cont.)

A summary of the option activities in 2012 is as follows:

	Year ended December 31, 2012
	Number	Weighted average exercise price

Options outstanding at the beginning of the year	120,000	$0.03
Granted	21,000	0.26
Exercised	(27,500)	0.03
Forfeited	(22,500)	0.03

Options outstanding at the end of the year	91,000	$0.09

Options exercisable at the end of the year	42,500	$0.03

The Company authorized 410,370 Ordinary shares for grant of which 21,000 options were granted during 2012 at exercise prices of $ 0.26 per share. The weighted average remaining contractual term of the options outstanding is 8.49 years. The options outstanding have an aggregate intrinsic value of $ 3.

Of the total options outstanding at December 31, 2012, 42,500 are exercisable at a weighted average exercise price of $ 0.03. Their weighted average contractual term is 7.58 years with an aggregate intrinsic value of $ 4.

Share-based compensation for employees and non-employees was approximately $ 1 during 2012. As of December 31, 2012, there was approximately $ 3 of unrecognized share-based compensation expense related to options granted to employees under the 2010 Option Plan. The unrecognized compensation is expected to be recognized over a weighted average amortization period of 2.21 years.

During 2012, 27,500 options were exercised at an exercise price of $ 0.03. The options exercised had an intrinsic value of $ 3. The Company received cash of $ 1 upon exercise of options.

During 2012, 10,000 options vested, having a total fair value of $ 1. There were 48,500 non-vested options as of December 31, 2012.

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 6:-                    SHAREHOLDERS’ EQUITY (cont.)

f.                             Options to consultants:

The Company’s outstanding options to consultants as of December 31, 2012, are as follows:

Issuance date	Options for Ordinary shares Number	Exercise price per share	Options exercisable Number	Exercisable through
February 2011	5,000	$0.0002	5,000	February 2021
August 2011	5,000	$0.0002	5,000	August 2021
October 2012	7,000	$0.263	—	October 2019

	17,000		10,000

The Company applies Accounting Standards Codification No. 505-50 (formerly, Emerging Issues Task Force No. 96-18), “Equity-Based Payments to Non-Employees” (“ASC 505-50”), with respect to warrants issued to non-employees.

The fair value for options granted in 2012 is estimated at December 31, 2012 using a Black-Scholes-Merton options pricing model with the following weighted average assumptions:

December 31,
2012

Volatility	85%
Risk-free interest rate	1%
Dividend yield	0%
Expected life (years)	7 - 10

g.                            Share split:

On February 5, 2012 the Company approved a split of its shares.

Pursuant to the split, each share, $ 0.02 par value per share, will be converted into ten shares, $ 0.002 par value per share. No fractional shares will be issued as a result of the split. Instead, all fractional shares will be rounded up to the next higher whole number of shares.

On July 29, 2013 the Company approved a split of its shares by an issuance of nine bonus shares to each shareholder for each issued and outstanding share owned by such shareholder. The bonus shares are treated as a stock dividend to shareholders, and as a result all share amounts have been updated retroactively.

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 7:-                    TAXES ON INCOME

a.                           Operating loss carryforwards:

As of December 31, 2012, the Company has a net operating loss carryforward of approximately $ 470 which can be carried forward and offset against taxable income indefinitely.

b.                           Tax rates applicable to the Company:

The Israeli corporate tax rate was 24% in 2011 and 25% in 2012.

A company is taxable on its real (non-inflationary) capital gains at the corporate tax rate in the year of sale.

On July 30, 2013, the “Knesset” approved the second and third readings of the Economic Plan for 2013-2014 (“the Budget Law”) which consists, among others, of fiscal changes whose main aim is to enhance the collection of taxes in those years.

These changes include, among others, raising the Israeli corporate tax rate from 25% to 26.5%, cancelling the lowering of the tax rates applicable to preferred enterprises (9% in development area A and 16% in other areas), taxing revaluation gains and increasing the tax rate on dividends within the scope of the Law for the Encouragement of Capital Investments to 20% effective from January 1, 2014. These changes to do not impact the December 31, 2012 financial statements.

INSIGHTERA LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 8:                        SUBSEQUENT EVENTS (Unaudited)

a.              During February 2013, the Company entered into a third closing under the Series A SPA, whereby it issued to existing investors 511,360 Series A-3 Preferred shares with par value of $ 0.002 at a price per share of $ 0.88, in an aggregate amount of $ 450.

b.              During May 2013, the Company signed a securities purchase agreement (“the Series A-4 SPA”) whereby it issued to new and existing investors 4,133,780 Series A-4 Preferred shares with par value of $ 0.002 at a price per share of $ 1.21, in an aggregate amount of $ 5,000.

c.               The Company is currently undergoing a tax audit by the Israeli Tax Authority for tax years 2010 - 2013. The audit is in preliminary stages of informational requests. The Company is unable to estimate the potential liability that may arise from the audit.

d.              In December 2013, the Company was acquired by Marketo Inc., a public company and SEC registrant. Marketo is a company that provides a leading cloud-based marketing software platform for building and sustaining engaging customer relationships.